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Exhibit 21.1

Subsidiaries of The AES Corporation (1)

SUBSIDIARY NAME	JURISDICTION
Administradora Serdeco, C.A. (Current)	Venezuela
AEE2, L.L.C. (Current)	Delaware
AES (India) Private Limited (Current)	India
AES (NI) Limited (Current)	Northern Ireland
AES Abigail S.a.r.l. (Current)	Luxembourg
AES Africa Holdings Limited (Current)	Cayman Islands
AES Aggregate Services, Ltd. (Current)	Cayman
AES Alamitos Development, Inc. (Current)	Delaware
AES Alamitos, L.L.C. (Current)	Delaware
AES Alicura Holdings S.R.L. (Current)	Argentina
AES Americas International Holdings, Limited (Current)	Bermuda
AES Americas Participac?es Ltda. (Current)	Brazil
AES Americas, Inc. (Current)	Delaware
AES Andes Energy, Inc. (Current)	Delaware
AES Andes, Inc. (Current)	Delaware
AES Andres BV (Current)	The Netherlands
AES Angel Falls, L.L.C. (Current)	Delaware
AES Anhui Power Co. Ltd. (Current)	British Virgin Islands
AES Anhui Power Company (L) Ltd. (Current)	Malaysia
AES Appalachia, L.L.C. (Current)	Delaware
AES Aquila, Inc. (Current)	Delaware
AES Aramtermelo Holdings B.V. (Current)	The Netherlands
AES Argener I, LLC (Current)	Delaware
AES Argener II, LLC (Current)	Delaware
AES ARGENER LP, LTD. (Current)	Cayman Islands
AES Argentina Investments II, Ltd. (Current)	Cayman Islands
AES Argentina Investments, Ltd. (Current)	Cayman Islands
AES Argentina Operations, Ltd. (Current)	Cayman Islands
AES Argentina, Inc. (Current)	Delaware
AES Asociados S.A. (Current)	Argentina
AES Atlantic, Inc. (Current)	Delaware
AES Atlantis, Inc. (Current)	Delaware
AES Aurora Holdings, Inc. (Current)	Delaware
AES Aurora, Inc. (Current)	Delaware
AES AustHolding Pty Ltd (Current)	Australia
AES Austin Aps (Current)	Denmark
AES Australia General Partnership (Current)	Australia
AES Australia General Partnership 1 (Current)	Australia
AES Australia General Partnership 2 (Current)	Australia
AES Australia General Partnership 3 (Current)	Australia
AES Australia General Partnership 4 (Current)	Australia
AES Australia Retail II, Inc. (Current)	Delaware
AES Australia Retail, Inc. (Current)	Delaware
AES Australian Energy 1 B.V. (Current)	The Netherlands
AES Baja Holdings II B.V. (Current)	The Netherlands
AES Baja Holdings, B.V. (Current)	The Netherlands
AES Baja Norte I, Inc. (Current)	Delaware
AES Baja Norte II, Inc. (Current)	Delaware
AES Baltic Holdings BV (Current)	The Netherlands

AES Bandeirante Empreendimentos Ltda (Current)	Brazil
AES Bandeirante, Ltd. (Current)	Cayman Islands
AES Barka Holdings (Cayman), Ltd. (Current)	Cayman Islands
AES Barka Holdings Limited (Current)	United Kingdom
AES Barka SAOC (Current)	Oman
AES Barka Services 1 (Cayman) Ltd. (Current)	Cayman Islands
AES Barka Services 1 (Mauritius) Ltd. (Current)	Mauritius
AES Barka Services 2 (Cayman) Ltd. (Current)	Cayman Islands
AES Barka Services 2 (Mauritius) Ltd. (Current)	Mauritius
AES Barka Services, Inc. (Current)	Delaware
AES Barry Limited (Current)	United Kingdom
AES Barry Operations Ltd. (Current)	United Kingdom
AES Beauvior BV (Current)	The Netherlands
AES Beaver Valley, L.L.C. (Current)	Delaware
AES Belfast West Power Limited (Current)	Northern Ireland
AES Bella Vista, L.L.C. (Current)	Delaware
AES Big Sky, L.L.C. (Current)	Delaware
AES Bolivar, L.L.C. (Current)	Delaware
AES Bolivia Ltda. (Current)	Bolivia
AES Borsod Energetic Ltd. (Current)	Hungary
AES Borsod Energetic Ltd. Tiszapalkonya Power Plant (Current)	Hungary
AES Borsod Holdings Limited (Current)	Hungary
AES Borsodi Avamtermelo Kft (Current)	Hungary
AES Borsodi Uzemelteto es Karbantarto Kft. (Current)	Hungary
AES Borsodi Vagyonkezel Kft. (Current)	Hungary
AES Brasil Energia, Inc. (Current)	Delaware
AES Brasil Ltda (Current)	Brazil
AES Brazil International Holdings, Limited (Current)	Bermuda
AES Brazil, Inc. (Current)	Delaware
AES Bridge I, Ltd. (Current)	Cayman Islands
AES Bridge II, Ltd. (Current)	Cayman Islands
AES Bulgaria Holdings BV (Current)	The Netherlands
AES BV Operations, L.L.C. (Current)	Delaware
AES BVI Holdings I, Inc. (Current)	Delaware
AES BVI Holdings II, Inc. (Current)	Delaware
AES CAESS Distribution, Inc. (Current)	Delaware
AES Calgary ULC (Current)	Canada
AES Calgary, Inc. (Current)	Delaware
AES California Management Co., Inc. (Current)	Delaware
AES Canada, Inc. (Current)	Delaware
AES Canal Power Services, Inc. (Current)	Delaware
AES Canal, Ltd. (Current)	Cayman Islands
AES Capital Funding, LLC (Current)	Delaware
AES Caracoles I (Current)	Cayman Islands
AES Caracoles II (Current)	Cayman Islands
AES Caracoles III L.P. (Current)	Cayman Islands
AES Caracoles SRL (Current)	Argentina
AES Caribbean Finance Holdings, Inc. (Current)	Delaware
AES Caribbean Investment Holdings, Ltd. (Current)	Cayman Islands
AES Caribbean Services, Inc. (Current)	Delaware
AES Carly S.a.r.l. (Current)	Luxembourg
AES Cayman Guaiba, Ltd. (Current)	Cayman Islands
AES Cayman I (Current)	Cayman Islands

AES Cayman II (Current)	Cayman Islands
AES Cayman Islands Holdings, Ltd. (Current)	Cayman Islands
AES Cayman Pampas, Ltd. (Current)	Cayman Islands
AES Cayuga, L.L.C. (Current)	Delaware
AES Cemig Empreendimentos II, Ltd. (Current)	Cayman Islands
AES Cemig Empreendimentos, Inc. (Current)	Cayman Islands
AES Cemig Holdings, Inc. (Current)	Delaware
AES Central America Electric Light, Ltd. (Current)	Cayman Islands
AES Central America Power Ventures, Ltd. (Current)	Cayman Islands
AES Central American Holdings, Inc. (Current)	Delaware
AES Central American Investment Holdings, Ltd. (Current)	Cayman Islands
AES Central American Management Services, Inc. (Current)	Delaware
AES Central Valley, L.L.C. (Current)	Delaware
AES Ceprano Energia SRL (Current)	Italy
AES Chaparron I, Ltd (Current)	Cayman Islands
AES Chaparron II, Ltd (Current)	Cayman Islands
AES Chaparron III BV (Current)	The Netherlands
AES Chengdu Power Company (L) Ltd. (Current)	Malaysia
AES Chesapeake, Inc. (Current)	Delaware
AES Chieftain, L.L.C. (Current)	Delaware
AES Chigen Company, Ltd. (Current)	British Virgin Islands
AES Chigen Holding Company (L) Ltd. (Current)	Malaysia
AES Chigen Holdings, Ltd. (Current)	Cayman Islands
AES China Co. (Current)	Cayman Islands
AES China Corp. (Current)	Cayman Islands
AES China Generating Co. Ltd. (Current)	Bermuda
AES China Holding Company (L) Ltd. (Current)	Malaysia
AES China Power Corporation (Current)	Cayman Islands
AES China Power Holding Company (L) Ltd. (Current)	Malaysia
AES Chinggis Holdings BV (Current)	The Netherlands
AES Chiriqui – La Estrella (Current)	Panama
AES Chiriqui – Los Valles (Current)	Panama
AES Cholita, Ltd. (Current)	Cayman Islands
AES CLESA, Y Compania Sociedad en Comandita de C.V. (Current)	San Salvador
AES Colombia I, Inc. (Current)	Delaware
AES Columba, L.L.C. (Current)	Delaware
AES Columbia Power, LLC (Current)	Delaware
AES Communications Bolivia S.A. (Current)	Bolivia
AES Communications Latin America, Inc. (Current)	Delaware
AES Communications Rio de Janeiro Ltda. (Current)	Brazil
AES Communications, L.L.C. (Current)	Delaware
AES Communications, Ltd. (Current)	Cayman Islands
AES Condor, Ltd. (Current)	Cayman Islands
AES Connecticut Management, L.L.C. (Current)	Delaware
AES Coral Holdings, Ltd. (Current)	Cayman Islands
AES Coral Reef, LLC (Current)	Cayman Islands
AES Coral, Inc. (Current)	Delaware
AES Costa Rica Holdings, Ltd. (Current)	Cayman Islands
AES Costa Rica Hydroelectrica, Ltd. (Current)	Cayman Islands
AES Creative Resources, L.P. (Current)	Delaware
AES Deepwater, Inc. (Current)	Delaware
AES Delano, Inc. (Current)	Delaware
AES Denmark GP Holding I Aps (Current)	Denmark

AES Denmark GP Holding II ApS (Current)	Denmark
AES Desert Power, L.L.C. (Current)	Delaware
AES Development de Argentina S.A. (Current)	Argentina
AES Devin Co (Current)	Ireland
AES Direct, Inc. (Current)	Delaware
AES Direct, L.L.C. (Current)	Delaware
AES Disaster Relief Fund (Current)	Virginia
AES Distribucion Dominicana, Ltd. (Current)	Cayman Islands
AES Distribuidores Salvadorenos Limitada (Current)	San Salvador
AES Distribuidores Salvadorenos Y Campania (Current)	San Salvador
AES Distribution East, L.L.C. (Current)	Delaware
AES Distribution East, Ltd. (Current)	Cayman Islands
AES Dominican Holdings, Inc. (Current)	Delaware
AES Drax Acquisition Holdings Limited (Current)	United Kingdom
AES Drax Acquisition Limited (Current)	United Kingdom
AES Drax Electric Limited (Current)	Cayman Islands
AES Drax Energy II Limited (Current)	United Kingdom
AES Drax Energy Limited (Current)	Cayman Islands
AES Drax Financing II, Inc. (Current)	Delaware
AES Drax Financing Limited (Current)	United Kingdom
AES Drax Financing, Inc. (Current)	Delaware
AES Drax Holdings Limited (Current)	Cayman Islands
AES Drax IBC Limited (Current)	Guernsey
AES Drax Investments Holdings Limited (Current)	United Kingdom
AES Drax Investments Limited (Current)	United Kingdom
AES Drax Limited (Current)	Cayman Islands
AES Drax Power Finance Holdings Limited (Current)	United Kingdom
AES Drax Power Finance Limited (Current)	United Kingdom
AES Drax Power Limited (Current)	United Kingdom
AES Eamon Theadore Holding, Inc. (Current)	Delaware
AES East Usk Limited (Current)	United Kingdom
AES Eastern Energy, L.P. (Current)	Delaware
AES Ebute Holdings, Ltd. (Current)	Cayman
AES Ecotek Holdings, L.L.C. (Current)	Delaware
AES EDC Funding II, L.L.C. (Current)	Delaware
AES EDC Holding II, Inc. (Current)	Delaware
AES EDC Holding, L.L.C. (Current)	Delaware
AES Edeersa, Ltd. (Current)	Cayman Islands
AES Edelap Funding Corporation, L.L.C. (Current)	Delaware
AES EEO Distribution, Inc. (Current)	Delaware
AES Ekibastuz Holdings BV (Current)	The Netherlands
AES Ekibastuz LLP (Current)	Kazakhstan
AES EKR Holdings BV (Current)	The Netherlands
AES El Dorado, Inc. (Current)	Delaware
AES El Faro Electric Light, Ltd. (Current)	Cayman Islands
AES El Faro Generating, Ltd. (Current)	Cayman Islands
AES El Faro Generation, Inc. (Current)	Delaware
AES El Salvador Distribution Ventures, Ltd. (Current)	Delaware
AES El Salvador Electric Light, Ltd. (Current)	Delaware
AES El Salvador, Ltd. (Current)	El Salvador
AES Electric Ltd. (Current)	United Kingdom
AES Electricidad de Santiago (Current)	Chile
AES Eletrolight, Ltd. (Current)	Cayman Islands

AES Elsta BV (Current)	The Netherlands
AES Emma, L.L.C. (Current)	Delaware
AES Empresa Electrica de El Salvador Limitada de Capital Variable (Current)	El Salvador
AES Endeavor, Inc. (Current)	Delaware
AES Energia Cartagena, S.R.L. (Current)	Spain
AES Energia I, Ltd. (Current)	Cayman Islands
AES Energia II, Ltd. (Current)	Cayman Islands
AES Energia Ltda (Current)	Brazil
AES Energia SRL (Current)	Italy
AES Energia Verde (Current)	Chile
AES Energy Chesapeake, Inc. (Current)	Delaware
AES Energy Holdings, BV (Current)	The Netherlands
AES Energy Mexico, Inc. (Current)	Delaware
AES Energy Pty Ltd. (Current)	Australia
AES Energy Services Inc. (Current)	Canada
AES Energy, Inc. (Current)	Delaware
AES Energy, Ltd. (Current)	Bermuda
AES eNet Telecomunicacoes Ltda (Current)	Brazil
AES Engineering, Ltd. (Current)	Cayman Islands
AES Enterprise, Inc. (Current)	Delaware
AES Espana Power Trading, S.L. (Current)	Spain
AES Esti Panama Holding, Ltd. (Current)	Cayman Islands
AES Europe S.A. (Current)	France
AES European Holdings BV (Current)	The Netherlands
AES Fifoots Point Limited (Current)	United Kingdom
AES Fifoots Point Operations Limited (Current)	United Kingdom
AES Finance and Development, Inc. (Current)	Delaware
AES Forca Empreendimentos Ltda (Current)	Brazil
AES Forca II, Ltd. (Current)	Cayman Islands
AES Forca, Ltd. (Current)	Cayman Islands
AES Frontier Holdings BV (Current)	The Netherlands
AES Frontier, L.P. (Current)	Delaware
AES Gardabani Holdings BV (Current)	The Netherlands
AES Gas Empreendimentos Ltda (Current)	Brazil
AES Gas Holdco (Cayman) Ltd. (Current)	Cayman Islands
AES Gas Supply & Distribution Ltd. (Current)	Cayman
AES Gemini BV (Current)	The Netherlands
AES Gener S.A. (Current)	Chile
AES Generation Holdings, LLC (Current)	Delaware
AES Georgia Gas GP, L.L.C. (Current)	Delaware
AES Georgia Gas Partner, Ltd. (Current)	Cayman Islands
AES Georgia Gas, L.L.C. (Current)	Delaware
AES Global African Power (Proprietary) Limited (Current)	South Africa
AES Global Energy and Telecom Solutions, C.A. (Current)	Venezuela
AES Global Insurance Company (Current)	Vermont
AES Global Power Finance Aps (Current)	Denmark
AES Global Power Finance II ApS (Current)	Denmark
AES Global Power Finance, Inc. (Current)	Delaware
AES Global Power Finance, Inc. II (Current)	Delaware
AES Global Power Finance, Inc. III (Current)	Delaware
AES Global Power Holdings ApS (Current)	Denmark
AES Global Power Holdings, B.V. (Current)	The Netherlands

AES Goldfields Power B.V. (Current)	The Netherlands
AES GPH Holdings, Inc. (Current)	Delaware
AES GPH Holdings, L.L.C. (Current)	Delaware
AES GPH, L.L.C. (Current)	Delaware
AES Granbury, L.L.C. (Current)	Delaware
AES Great Falls BV (Current)	The Netherlands
AES Great Plains, Inc. (Current)	Delaware
AES Greenidge, L.L.C. (Current)	Delaware
AES Greystone Holdings, L.L.C. (Current)	Delaware
AES Greystone, L.L.C. (Current)	Delaware
AES Guaiba II Empreendimentos Ltda (Current)	Brazil
AES Haripur (Pvt.) Limited (Current)	Bangladesh
AES Hawaii Management Company, Inc. (Current)	Delaware
AES Hawaii, Inc. (Current)	Delaware
AES Hickling, L.L.C. (Current)	Delaware
AES Honduras Construction and Management, Ltd. (Current)	Cayman Islands
AES Honduras Finance, Ltd. (Current)	Cayman Islands
AES Honduras Fuel Supply, Ltd. (Current)	Cayman Islands
AES Honduras Generacion, Sociedad en Comandita por Acciones de Capital	Honduras
AES Honduras Generation Ventures, Ltd. (Current)	Cayman Islands
AES Honduras Generation, Inc. (Current)	Delaware
AES Honduras Holdings, Ltd. (Current)	Cayman Islands
AES Honduras O&M, Sociedad en Comandita por Acciones de Capital Variable	Honduras
AES Horizons Holdings BV (Current)	The Netherlands
AES Horizons Investments (Current)	United Kingdom
AES Horizons Ltd. (Current)	United Kingdom
AES Hoytdale, L.L.C. (Current)	Delaware
AES Hungary Investments Limited Liability Company (Current)	Hungary
AES Hungary Limited (Current)	United Kingdom
AES Huntington Beach Development, Inc. (Current)	Delaware
AES Huntington Beach, L.L.C. (Current)	Delaware
AES IB Valley Corporation (Current)	India
AES IB Valley Holding (Current)	Mauritius
AES IHB Cayman, Ltd. (Current)	Cayman Islands
AES India, L.L.C. (Current)	Delaware
AES Indian Queens Holdings Limited (Current)	United Kingdom
AES Indian Queens Operations Limited (Current)	United Kingdom
AES Indian Queens Power Limited (Current)	United Kingdom
AES Indiana Holdings, L.L.C. (Current)	Delaware
AES Infoenergy Ltda. (Current)	Brazil
AES Intercon II, Ltd. (Current)	Cayman Islands
AES Intercon, Ltd. (Current)	Cayman Islands
AES Interenergy, Ltd. (Current)	Cayman Islands
AES International Holdings II, Ltd. (Current)	British Virgin Islands
AES International Holdings, Ltd. (Current)	British Virgin Islands
AES Inti Raymi, Ltd. (Current)	Cayman Islands
AES Intrepid, L.L.C. (Current)	Delaware
AES Intricity, Inc. (Current)	New Jersey
AES Ironwood, Inc. (Current)	Delaware
AES Ironwood, L.L.C. (Current)	Delaware
AES Isabella Holdings, Inc. (Current)	Delaware

AES Isthmus Energy, S.A. (Current)	Panama
AES Italia S.r.l (Current)	Italy
AES Jackson Holdings BV (Current)	The Netherlands
AES Japan, Inc. (Current)	Delaware
AES Jennison, L.L.C. (Current)	Delaware
AES Kalaeloa Venture, L.L.C. (Current)	Delaware
AES Kazakhstan Holdings BV (Current)	The Netherlands
AES Kazakhstan Limited Liability Company (Current)	Kazakhstan
AES Kelanitissa (Private) Limited (Current)	Sri Lanka
AES Kelanitissa Services, Ltd. (Current)	Cayman Islands
AES Kelvin Power (Proprietary) Limited (Current)	Republic of South Africa
AES Keystone, L.L.C. (Current)	Delaware
AES Khramhesi I (Current)	Republic of Georgia
AES Khramhesi II (Current)	Republic of Georgia
AES Kilroot Generating Limited (Current)	Northern Ireland
AES Kilroot Power Limited (Current)	Northern Ireland
AES King Harbor, Inc. (Current)	Delaware
AES Kingston Holdings B.V. (Current)	The Netherlands
AES Kingston ULC (Current)	Canada
AES Korea, Inc. (Current)	Delaware
AES La Playa Holdings B.V. (Current)	The Netherlands
AES Lake Worth Holdings, L.L.C. (Current)	Delaware
AES Lal Pir (Pvt) Ltd. (Current)	Pakistan
AES Lal Pir (UK) Ltd. (Current)	United Kingdom
AES Leninogorsk TETS LLP (Current)	Kazakhstan
AES LNG Holding II, Ltd. (Current)	Cayman Islands
AES LNG Holding III, Ltd. (Current)	Cayman Islands
AES LNG Holding, Ltd. (Current)	Cayman Islands
AES LNG Marketing, L.L.C. (Current)	Delaware
AES LNG, Ltd. (Current)	Bahamas
AES Londonderry Holdings, L.L.C. (Current)	Delaware
AES Londonderry, L.L.C. (Current)	Delaware
AES Long Island Holdings, L.L.C. (Current)	Delaware
AES Maritza East 1 Ltd. (Current)	Bulgaria
AES Maritza East 1 Services Ltd. (Current)	Bulgaria
AES Maritza East 1 Services Ltd. (Current)	Cyprus
AES Mathew, Inc. (Current)	Delaware
AES Mayan Holdings, S. de R.L. de C.V. (Current)	Mexico
AES Medina Valley Cogen (No.2), L.L.C. (Current)	Illinois
AES Medina Valley Cogen (No.4), L.L.C. (Current)	Illinois
AES Medina Valley Cogen, L.L.C. (Current)	Illinois
AES Medina Valley Operations, L.L.C. (Current)	Illinois
AES Medway Electric Limited (Current)	United Kingdom
AES Medway Operations Limited (Current)	United Kingdom
AES Meghnaghat Limited (Current)	Bangladesh
AES Mendota Holdings, Inc. (Current)	Delaware
AES Mendota, L.P. (Current)	California
AES Merida B.V. (Current)	The Netherlands
AES Merida III, S. de R.L. de C.V. (Current)	Mexico
AES Merida Management Services, S. de R.L. de C.V. (Current)	Mexico
AES Merida Operaciones SRL de CV (Current)	Mexico
AES Mexican Holdings BV (Current)	The Netherlands
AES Mexico Development, S. de R.L. de C.V. (Current)	Mexico

AES Mexico Farms, L.L.C. (Current)	Delaware
AES Middelzee Holding B.V. (Current)	The Netherlands
AES Minas PCH Ltda (Current)	Brazil
AES Mitchell, Inc. (Current)	Delaware
AES Mohave Holdings, L.L.C. (Current)	Delaware
AES Mohave, L.L.C. (Current)	Delaware
AES Mongol Services, Inc. (Current)	Delaware
AES Monroe Holdings B.V. (Current)	The Netherlands
AES Mount Vernon B.V. (Current)	The Netherlands
AES Mountainview, Inc. (Current)	Delaware
AES Mtkvari, L.L.C. (Current)	Republic of Georgia
AES Native Hollow, L.L.C. (Current)	Delaware
AES Network (Current)	Cayman Islands
AES New Hampshire Biomass, Inc. (Current)	New Hampshire
AES New York Funding, L.L.C. (Current)	Delaware
AES New York Holdings, L.L.C. (Current)	Delaware
AES NewEnergy Ltd. (Current)	United Kingdom
AES Nigeria Barge Ltd. (Current)	Nigeria
AES Nigeria Barge Operations Holdings I (Current)	Cayman
AES Nigeria Barge Operations Holdings II (Current)	Cayman
AES Nigeria Holdings, Ltd. (Current)	Cayman Islands
AES Nile Power Holdings Ltd. (Current)	Guernsey
AES Nile Power Ltd. (Current)	Uganda
AES NY, L.L.C. (Current)	Delaware
AES NY2, L.L.C. (Current)	Delaware
AES NY3, L.L.C. (Current)	Delaware
AES Oasis Energy, Inc. (Current)	Delaware
AES Oasis Finco (Cayman), Ltd. (Current)	Cayman Islands
AES Oasis Finco, Inc. (Current)	Delaware
AES Oasis Holdco (Cayman) Ltd. (Current)	Cayman Islands
AES Oasis Holdco, Inc. (Current)	Delaware
AES Oasis Power, L.L.C. (Current)	Delaware
AES Oasis Private Ltd. (Current)	Singapore
AES Ocean Cay, Ltd. (Current)	Nevada
AES Ocean Express LLC (Current)	Delaware
AES Ocean Link, LLC (Current)	Delaware
AES Ocean LNG, Ltd. (Current)	Bahamas
AES Ocean Power, Ltd. (Current)	Delaware
AES Ocean Springs Trust Deed (Current)	Cayman
AES Ocean Springs, Ltd. (Current)	Cayman Islands
AES Odyssey, L.L.C. (Current)	Delaware
AES Oklahoma Holdings, L.L.C. (Current)	Delaware
AES Oklahoma Management Co., LLC (Current)	Delaware
AES Oman Holdings, Ltd. (Current)	Cayman
AES Operadora S.A (Current)	Argentina
AES Operations Colombia Ltda. (Current)	Colombia
AES OPGC Holding (Current)	Mauritius
AES Orient, Inc. (Current)	Delaware
AES Orissa Distribution Private Limited (Current)	India
AES Orissa Operations Private Limited (Current)	India
AES Osburne Pty Ltd. (Current)	Australia
AES Ottana Energia S.r.l. (Current)	Italy
AES Oxted Holdings, B.V. (Current)	The Netherlands

AES Pacific Procurement Company, L.L.C. (Current)	Delaware
AES Pacific, Inc. (Current)	Delaware
AES Pak Gen (Pvt) Co. (Current)	Pakistan
AES Pak Gen (UK) Ltd. (Current)	United Kingdom
AES Pak Gen Holdings, Inc. (Current)	Pakistan
AES Pak Holdings, Ltd. (Current)	BVI
AES Pakistan (Holdings) Limited (Current)	United Kingdom
AES Pakistan (Pvt) Ltd. (Current)	Pakistan
AES Pakistan Holdings (Cayman) Ltd. (Current)	Cayman Islands
AES Pakistan Holdings (Current)	Mauritius
AES Pakistan Operations, Ltd. (Current)	Delaware
AES Panama Energy, S.A. (Current)	Panama
AES Panama Holding, Ltd. (Current)	Cayman Islands
AES Panama, S.A. (Current)	Panama
AES Parana Gas S.A. (Current)	Argentina
AES Parana Generation Holdings, Ltd. (Current)	Cayman Islands
AES Parana Holdings, Ltd. (Current)	Cayman Islands
AES Parana I Limited Partnership (Current)	Cayman Islands
AES Parana IHC, Ltd. (Current)	Cayman Islands
AES Parana II Limited Partnership (Current)	Cayman Islands
AES Parana Operations S.R.L. (Current)	Argentina
AES Parana Propiedades S.A (Current)	Argentina
AES Parana S.C.A. (Current)	Argentina
AES Parkshot Holdings BV (Current)	The Netherlands
AES Partington Limited (Current)	United Kingdom
AES Partington Operations Limited (Current)	United Kingdom
AES Pasadena, Inc. (Current)	Delaware
AES Pecan Grove II, L.L.C. (Current)	Delaware
AES Pecan Grove, L.L.C. (Current)	Delaware
AES Peru S.R.L. (Current)	Peru
AES Petty's Island, L.L.C. (Current)	Delaware
AES Phoenix Ltd. (Current)	Hungary
AES PJM, Inc. (Current)	Delaware
AES Placerita, Incorporated (Current)	Delaware
AES Power Generation Holdings, BV (Current)	The Netherlands
AES Power Holding II, Ltd. (Current)	Cayman Islands
AES Power Holding III, Ltd. (Current)	Cayman Islands
AES Power Holding, Ltd. (Current)	Cayman Islands
AES Power One Pty Ltd. (Current)	Australia
AES Power Systems Holdings B.V. (Current)	The Netherlands
AES Power, Inc. (Current)	Delaware
AES Prachinburi Holdings B.V. (Current)	The Netherlands
AES Prescott, L.L.C. (Current)	Delaware
AES Presidente Juarez SRL (Current)	Mexico
AES Proyectos Electricos, S. de R.L.DE C.V. (Current)	Mexico
AES Puerto Rico Services, Inc. (Current)	Delaware
AES Puerto Rico, Inc. (Current)	Delaware
AES Puerto Rico, L.P. (Current)	Delaware
AES Pumped Storage Arkansas, L.L.C. (Current)	Delaware
AES Qatar Holdings Ltd. (Current)	Cayman Islands
AES Ras Laffan Holdings Ltd. (Current)	Cayman Islands
AES Ras Laffan Services I, Ltd. (Current)	Cayman Islands
AES Ras Laffan Services II, Ltd. (Current)	Cayman Islands

AES Red Oak Urban Renewal Corporation (Current)	New Jersey
AES Red Oak, Inc. (Current)	Delaware
AES Red Oak, L.L.C. (Current)	Delaware
AES Redfish, Inc. (Current)	Delaware
AES Redfish, L.L.C. (Current)	Delaware
AES Redondo Beach, L.L.C. (Current)	Delaware
AES Richmond Holdings BV (Current)	The Netherlands
AES Rio Diamante, Inc. (Current)	Delaware
AES Rio Ozama Holdings, Ltd. (Current)	Cayman Islands
AES River Bend, L.L.C. (Current)	Delaware
AES River Mountain, LP (Current)	Delaware
AES Rock Springs, B.V. (Current)	The Netherlands
AES Rosarito Holding I, Ltd. (Current)	Cayman Islands
AES Rosarito Holding II, Ltd. (Current)	Cayman Islands
AES Rosarito SRL (Current)	Mexico
AES San Nicolas, Inc. (Current)	Delaware
AES Santa Ana, Ltd. (Current)	Cayman Islands
AES Santa Branca II, Ltd. (Current)	Cayman Islands
AES Santa Branca, Ltd. (Current)	Cayman Islands
AES Sao Paulo, Inc. (Current)	Delaware
AES Sarmiento (Current)	Argentina
AES Sayreville, L.L.C. (Current)	Delaware
AES Semipalatinsk TETS LLP (Current)	Kazakhstan
AES Services, Inc. (Current)	Delaware
AES Services, Ltd. (Current)	Cayman Islands
AES Servicios Electricos Limitada de Capital Variable (Current)	El Salvador
AES Servicios Electricos Y Compania Sociedad en Comandita de Capital Variable	El Salvador
AES Servicios Electricos, S. de R.L. de C.V. (Current)	Mexico
AES Shady Point, LLC (Current)	Delaware
AES Shannon Holdings BV (Current)	The Netherlands
AES Shulbinskaya GES LLP (Current)	Kazakhstan
AES Shygys Energy LLP (Current)	Kazakhstan
AES Silk Road Cayman Ltd. (Current)	Cayman
AES Silk Road Holdings B.V. (Current)	The Netherlands
AES Silk Road Trading BV (Current)	The Netherlands
AES Silk Road, Inc. (Current)	Delaware
AES Sirocco Holdings BV (Current)	The Netherlands
AES Sirocco Limited (Current)	United Kingdom
AES Sogrinaskaya TETS Limited Liability Partnership (Current)	Kazakhstan
AES Sogrinsk CHP, LLP (Current)	Kazakstan
AES Sogrinsk TETS LLP (Current)	Kazakhstan
AES Somanga Limited (Current)	Tanzania
AES Somerset, L.L.C. (Current)	Delaware
AES Songas Holdings, Ltd. (Current)	Cayman
AES South Africa Holdings B.V. (Current)	The Netherlands
AES South American Holdings, Ltd. (Current)	Cayman Islands
AES South Australia Finance Pty Ltd. (Current)	Australia
AES South Australia Holding II Pty Ltd. (Current)	Australia
AES South Australia Holding III Pty Ltd. (Current)	Australia
AES South Australia Holding Pty Ltd. (Current)	Australia
AES South City, L.L.C. (Current)	Delaware
AES South Point, Ltd. (Current)	Cayman Islands

AES Southington Holdings, Inc. (Current)	Delaware
AES Southington, L.L.C. (Current)	Delaware
AES Southland Funding, L.L.C. (Current)	Delaware
AES Southland Holdings, L.L.C. (Current)	Delaware
AES Southland, L.L.C. (Current)	Delaware
AES Stonehaven Holding, Inc. (Current)	Delaware
AES Sul Distribuidora Gaucha de Energia S.A. (Current)	Brazil
AES Sul, L.L.C. (Current)	Delaware
AES Summit Generation Ltd. (Current)	United Kingdom
AES Sunbelt, L.L.C. (Current)	Delaware
AES Suntree Power Ltd. (Current)	Kazakhstan
AES Taiwan, Inc. (Current)	Delaware
AES Tanzania Holdings, Ltd. (Current)	Cayman Islands
AES Tanzania Limited (Current)	Bermuda
AES Teal Holding, Inc. (Current)	Delaware
AES Technical Services FZE (Current)	United Arab Emirates
AES Telecom Development, L.L.C. (Current)	Delaware
AES TELECOMUNICACIONES SALVADORE?AS Y CIA, S. en C. de C.V.	El Salvador
AES Telecomunicaiones Salvadorenas Limitada de Capital Variable (Current)	El Salvador
AES Teleinvest, L.L.C. (Current)	Delaware
AES Termo Bariri Ltda. (Current)	Brazil
AES Termosul Empreendimentos Ltda (Current)	Brazil
AES Termosul I, Ltd. (Current)	Cayman Islands
AES Termosul II, Ltd. (Current)	Cayman Islands
AES Terneuzen Engineering BV (Current)	The Netherlands
AES Terneuzen Management Services BV (Current)	The Netherlands
AES Texas Funding III, L.L.C. (Current)	Delaware
AES TH II, Ltd. (Current)	Cayman Islands
AES Thames, L.L.C. (Current)	Delaware
AES Thomas Holdings BV (Current)	The Netherlands
AES Tian Fu Power Company (L) Ltd. (Current)	Malaysia
AES Tian Fu Power Company Ltd. (Current)	British Virgin Islands
AES Tiete Empreendimentos Ltda (Current)	Brazil
AES Tiete Holdings, Ltd. (Current)	Cayman Islands
AES Tiete Participacoes Ltda. (Current)	Brazil
AES Tiete S.A. (Current)	Brazil
AES Tisza Holdings BV (Current)	The Netherlands
AES Trade I, Ltd. (Current)	Cayman Islands
AES Trade II, Ltd. (Current)	Cayman Islands
AES Trading Ltda. (Current)	Brazil
AES Transgas Empreendimentos Ltda. (Current)	Brazil
AES Transgas I, Ltd. (Current)	Cayman Islands
AES Transgas II, Ltd. (Current)	Cayman Islands
AES Transgas, LLC (Current)	Delaware
AES Transmisores Salvadorenos Y Compania, Sociedad en Comandita de Capital	El Salvador
AES Transmisores Salvadorenos, Ltda. de C.V. (Current)	El Salvador
AES Transpower Australia Pty Ltd. (Current)	Australia
AES Transpower Private Ltd. (Current)	Singapore
AES Transpower, Inc. (Current)	Delaware
AES Transpower, Inc. (Current)	Mauritius

AES Treasure Cove, Ltd. (Current)	Cayman Islands
AES Trust I (Current)	Delaware
AES Trust II (Current)	Delaware
AES Trust III (Current)	Delaware
AES Trust IV (Current)	Delaware
AES Trust V (Current)	Delaware
AES Trust VII (Current)	Delaware
AES Trust VIII (Current)	Delaware
AES Turbine Equipment, Inc. (Current)	Delaware
AES Turkish Holdings B.V. (Current)	The Netherlands
AES Tyler Holding, Ltd. (Current)	Cayman Islands
AES Tyneside Limited (Current)	United Kingdom
AES U&K Holdings B.V. (Current)	The Netherlands
AES UCH Holdings (Cayman) Ltd. (Current)	Cayman Islands
AES UCH Holdings, Ltd. (Current)	Cayman Islands
AES UK Holdings Limited (Current)	United Kingdom
AES UK Power Financing II Ltd (Current)	United Kingdom
AES UK Power Financing Limited (Current)	United Kingdom
AES UK Power Holdings Limited (Current)	United Kingdom
AES UK Power Limited (Current)	United Kingdom
AES UK Power, L.L.C. (Current)	Delaware
AES Ukraine Holdings BV (Current)	The Netherlands
AES Uruguaiana Empreedimentos Ltda. (Current)	Brazil
AES Uruguaiana, Inc. (Current)	Cayman Islands
AES Ust-Kamenogorsk GES LLP (Current)	Kazakhstan
AES Ust-Kamenogorsk TETS LLP (Current)	Kazakhstan
AES Venezuela Finance Ltd. (Current)	United Kingdom
AES Venezuela, C.A. (Current)	Venezuela
AES Victoria Holdings B.V. (Current)	The Netherlands
AES Victoria Partners B.V. (Current)	The Netherlands
AES Warrior Run Funding, L.L.C. (Current)	Delaware
AES Warrior Run, L.L.C. (Current)	Delaware
AES Washington Holdings BV (Current)	The Netherlands
AES Western Australia Holdings B.V. (Current)	The Netherlands
AES Western Maryland Management, L.L.C. (Current)	Delaware
AES Westover, L.L.C. (Current)	Delaware
AES White Cliffs B.V. (Current)	The Netherlands
AES Whitefield, Inc. (Current)	New Hampshire
AES William Holding, Inc. (Current)	Delaware
AES William Holding II, Inc. (Current)	Delaware
AES Wolf Hollow, L.P. (Current)	Delaware
AES WR Limited Partnership (Current)	Delaware
AES Yangchun Power Co. Ltd. (Current)	British Virgin Islands
AES Yucatan, S. de R.L. de C.V. (Current)	Mexico
AES ZEG Holdings B.V. (Current)	The Netherlands
AES-3C Maritza East 1 Ltd. (Current)	Bulgaria
AES-3C Maritza East 1 Ltd. (Current)	Bulgaria
AESCom Sul Ltda. (Current)	Brazil
AESEBA S.A. (Current)	Argentina
AESEBA Trust Deed (Current)	Cayman
AES-TB Power Company Limited (Current)	Cayman Islands
AES-Zemplen Ltd. (Current)	Hungary
Altai Power Limited Liability Partnership (Current)	Kazakhstan

Altaienergo Open Joint Stock Company (Current)	Kazakhstan
Anhui Liyuan – AES Power Co., Ltd. (Current)	China
Asociados de Electrididad S.A. (Current)	Argentina
Asteroid I, Ltd. (Current)	Cayman Islands
Asteroid II, Ltd. (Current)	Cayman Islands
Atlantic Basin Services, Ltd. (Current)	Cayman Islands
Aurora Limitada de Capital Variable (Current)	El Salvador
B.A. Renewable S.R.L. (Current)	Argentina
B.A. Services S.R.L. (Current)	Argentina
B.A. Trading S.R.L. (Current)	Argentina
C.A. Energia Electrica de Lara – ENERLAR (Current)	Venezuela
C.A. Electricidad de Guarenas Y Guatire (Current)	Venezuela
C.A. La Electricidad de Caracas (Current)	Venezuela
C.A. Luz Electrica de Venezuela (Current)	Venezuela
C.A. Luz Electrica Del Yaracuy (Current)	Venezuela
C.A. Telecomunicaciones de Caracas (Current)	Venezuela
Camille Trust (Current)	Cayman Islands
Camille, Ltd. (Current)	Cayman Islands
Cavanal Minerals, Inc. (Current)	Delaware
Cayman Energy Traders (Current)	Cayman Islands
CCS Telecarrier (Current)	Cayman Islands
Central Dique, S.A. (Current)	Argentina
Central Electricity Supply Company of Orissa Limited (Current)	India
Central Illinois Light Company (Current)	Illinois
Central Termica San Nicolas S.A. (Current)	Argentina
Central Valley Fuels Management, Inc. (Current)	Delaware
Chengdu AES Kaihua Gas Turbine Power Co. Ltd. (Current)	China
Chivor S.A. E.S.P. (Current)	Chile
Chongqing Nanchuan Aixi Power Company Limited (Current)	China
Chongqing Nanchuan Aixi Power Company Limited (Current)	China
CILCO Energy Corporation (Current)	Illinois
CILCO Exploration & Development Company (Current)	Illinois
CILCORP Investment Management Inc. (Current)	Illinois
CILCORP Ventures Inc. (Current)	Illinois
Cilcorp, Inc. (Current)	Illinois
Cleveland District Cooling Corporation (Current)	Indiana
Cleveland Thermal Energy Corporation (Current)	Indiana
CLM X Inc. (Current)	Delaware
CLM XI Inc. (Current)	Delaware
Cloghan Limited (Current)	Northern Ireland
Cloghan Point Holdings Limited (Current)	Northern Ireland
CMS Generation San Nicolas Company (Current)	Michigan
Coal Creek Minerals, Inc. (Current)	Delaware
Compagnia Energetica de Minas Gerais (Current)	Brazil
Compania de Alumbrado Eletrico de San Salvador, S.A. DE C.V. (Current)	El Salvador
Compania de Inversiones en Electricidad, S.A. (Current)	Argentina
Comunicaciones Moviles EDC, C.A. (Current)	Venezuela
Corporacion EDC, C.A. "CEDC" (Current)	Venezuela
Crowne Investments, LLC (Current)	Delaware
Delta Capex Investments (Current)	Cayman Islands
Distribuidora Electrica de Usulutan, Sociedad Anonima de Capital Variable	El Salvador

DOC Dominicana, S.A. (Current)	Dominican Republic
Dominican Power Partners (Current)	Cayman Islands
Dornoch Capital Management, L.L.C. (Current)	Delaware
Eastern Kazakhstan Regional Electricity Company Closed Joint Stock Company	Kazakhstan
Ecotek Newco Corporation (Current)	Delaware
ECS spol. s.r.o. (Current)	Czech
EDC Energy Ventures – El Salvador (Current)	Cayman Islands
EDC Energy Ventures – Transmision Colombia (Current)	Cayman Islands
EDC Energy Ventures – Distribucion Colombia (Current)	Cayman Islands
EDC Energy Ventures – Generation Colombia (Current)	Cayman Islands
Eden Village Produce Limited (Current)	Northern Ireland
El Salvador Energy Holdings (Current)	Delaware
Electroandes I, LLC (Current)	Delaware
Electroandes II, LLC (Current)	Delaware
Eletroger Ltda. (Current)	Brazil
Eletronet, S.A. (Current)	Brazil
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A. (Current)	Brazil
Eletropaulo Telecomunicacoes Ltda. (Current)	Brazil
Elsta BV & Co. CV (Current)	The Netherlands
EMD Pribram, s.r.o. (Current)	Czech
EMD Ventures BV (Current)	The Netherlands
Empresa de Infovias, S.A. (Current)	Brazil
Empresa Distribuidora de Electricidad del Este, SA (Current)	Dominican Republic
Empresa Distribuidora de Energia Norte S.A. (Current)	Argentina
Empresa Distribuidora de Energia Sur S.A. (Current)	Argentina
Empresa Distribuidora La Plata, S.A. (Current)	Argentina
Empresa Electrica de Oriente, S.A. de C.V. (Current)	El Salvador
Empresa Electrica Guacolda S.A. (Current)	Chile
Empresa Generadora De Electricidad Itabo, S.A. (Current)	Dominican Republic
Empresa Suroriental de Energia, C.A. (Current)	Venezuela
Energia EDC, C.A. (Current)	Venezuela
Energia Paulista Participacoes S.A. (Current)	Brazil
Energia Verde S.A. (Current)	Chile
Energia Y Servicios Industriales Enerxis, C.A. (Current)	Venezuela
Energocompany Open Joint Stock Company (Current)	Kazakhstan
Enerzul, C.A. (Current)	Venezuela
ENET TELECOMUNICACOES LTDA (Current)	Brazil
Gaia Verwaltungs GmbH (Current)	Germany
Gasoducto GasAndes Argentina S.A. (Current)	Argentina
Generacion de Vapor GENEVAPCA, C.A. (Current)	Venezuela
GeoUtilities, Inc. (Current)	Delaware
Ghana Holdings LLC (Current)	Delaware
Global Power Holdings CV (Current)	The Netherlands
Grupo Industrial EDC, C.A. (Current)	Venezuela
Haywood Power I, LLC (Current)	Delaware
Heat and Electricity Company LLP (Current)	Kazakhstan
Hefei Zhongli Energy Company Ltd. (Current)	China
Hemphill Power and Light Company (Current)	New Hampshire
Hidroelectrica Alicura S.A. (Current)	Argentina
Hidroelectrica Piedra del Aguila (Current)	Chile
Hidroelectrica Rio Juramento S.A. (Current)	Argentina
Hipotecaria San Miguel Limitada de Capital Variable (Current)	San Salvador

Hipotecaria Santa Ana Limitada de Capital Variable (Current)	San Salvador
Hunan Xiangci – AES Hydro Power Company Ltd. (Current)	China
Indianapolis Campus Energy, Inc. (Current)	Indiana
Indianapolis Power & Light Company (Current)	Indiana
Inmobiliaria EDC, C.A. (Current)	Venezuela
InterAmerican Energy Leasing Company (Current)	Delaware
InterAndes, S.A. (Current)	Argentina
Inversiones Cachagua Limitada (Current)	Chile
Inversiones CYC Limitada (Current)	Chile
Inversiones Inextel, C.A. (Current)	Venezuela
Inversiones OEA Limitada (Current)	Chile
Inversiones Zappallar Limitada (Current)	Chile
Inversora AES Americas S.A. (Current)	Argentina
Inversora de San Nicolas S.A. (Current)	Argentina
Inversora DS 2000, C.A. (Current)	Venezuela
IPALCO Enterprises, Inc. (Current)	Indiana
IPL Funding Corporation (Current)	Indiana
Irtysh Power & Light LLP (Current)	Kazakhstan
Itabo, S.A. (Current)	Dominican Republic
Jiaozuo (G.P.) Corporation (Current)	Cayman Islands
Jiaozuo AES Wang Fang Power Company Limited (Current)	China
Jiaozuo Power Partners, L.P. (Current)	Cayman Islands
JSC AES Leninogorsk TETS (Current)	Kazakhstan
JSC AES Shulbinsk GES (Current)	Kazakhstan
JSC AES Sogrinsk TETS (Current)	Kazakhstan
JSC AES Telasi (Current)	Republic of Georgia
JSC AES Ust-Kamenogorsk GES (Current)	Kazakhstan
JSC AES Ust-Kamenogorsk TETS (Current)	Kazakhstan
JSC Semipalatinsk TETS (Current)	Kazakhstan
K&M Energy Investment, LLC (Current)	Delaware
K&M InterAmerican Investment Company, L.P. (Current)	Delaware
K&M Servicios Tecnicos (Colombia) Ltda. (Current)	Colombia
Kazincbarcikai Iparteruletfejleszt Kft. (Current)	Hungary
Kilcormac Trading Limited (Current)	Cyprus
Kilroot Electric Limited (Current)	Cayman Islands
Kingston CoGen Limited Partnership (Current)	Canada
KMR Acquisition Co. LLC (Current)	Delaware
KMR Colombia I, L.P. (Current)	Delaware
KMR Colombia I, LLC (Current)	Delaware
KMR Colombia III Corporation (Current)	Delaware
KMR Power (Bermuda) Ltd. (Current)	Delaware
KMR Power International Capital Corporation (Current)	Cayman Islands
Kraftwerks Premnitz GmbH & Co. KG (Current)	Germany
La Plata Holdings, Inc. (Current)	Delaware
La Plata I Empreendimentos Ltda. (Current)	Brazil
La Plata II Empreendimentos Ltda. (Current)	Brazil
La Plata II, Inc. (Current)	Delaware
La Plata III, Inc. (Current)	Delaware
La Plata Partners, L.P. (Current)	Delaware
Lake Worth Generation, LLC (Current)	Delaware
Light Servicos de Eletricidade S.A. (Current)	Brazil
Lightgas Ltda. (Current)	Brazil
Luna I, Ltd. (Current)	Cayman Islands

Luna II, Ltd. (Current)	Cayman Islands
Luz del Plata S.A. (Current)	Argentina
LW Generation Corporation (Current)	Delaware
Magnicon BV (Current)	The Netherlands
Majkouben-West CJSC (Current)	Kazakhstan
Mamonal Acquisition Corporation (Current)	Delaware
Medway Power Limited (Current)	United Kingdom
Mercury Cayman Co. I, Ltd. (Current)	Cayman Islands
Mercury Cayman Co. II, Ltd. (Current)	Cayman Islands
Mercury Cayman Holdco, Ltd. (Current)	Cayman Islands
Metropolitana Overseas Ltd. (Current)	Brazil
Mid-America Capital Resources, Inc. (Current)	Indiana
Mid-America Energy Resources, Inc. (Current)	Indiana
Mountain Minerals, Inc. (Current)	Delaware
Mountainview Holding Company, LLC (Current)	Delaware
Mountainview Power Company (Current)	Delaware
Mountainview Power Company, LLC (Current)	Delaware
Mountainview Power Development Company, LLC (Current)	Delaware
Nigen Supply Limited (Current)	United Kingdom
Nogradszen Kft. (Current)	Hungary
Norgener S.A. (Current)	Chile
OJSC Altaienergo (Current)	Kazakhstan
OJSC Ust-Kamenogorsk Heat Networks (Current)	Kazakhstan
Open Joint Stock Company Ayagouz Electricity Networks (Current)	Kazakhstan
Open Joint Stock Company Leninogorskaya TETS (Current)	Kazakhstan
Open Joint Stock Company Semipalatinsk Electricity Distribution Networks	Kazakhstan
Open Joint Stock Company Semipalatinskie TETS (Current)	Kazakhstan
Open Joint Stock Company Shulbinskaya GES (Current)	Kazakhstan
Open Joint Stock Company Ust-Kamenogorsk TETS (Current)	Kazakhstan
Operaciones Internacionales EDC, C.A. (Current)	Venezuela
ORBCOMM Colombia, S.A. (Current)	Colombia
Orissa Power Generation Corporation Limited (Current)	India
Parana Empreendimentos Ltda. (Current)	Brazil
Placerita Oil Co., Inc. (Current)	Delaware
Planet Services, Inc. (Current)	Delaware
PlanetService, Inc. (Current)	Delaware
PlanetServices.Com, Inc. (Current)	Delaware
Proelectrica Investment Co. (Current)	Cayman Islands
Proelectrica Sub I, Co. GP, Ltd. (Current)	Cayman Islands
Proelectrica Sub II, Co. Ltd. (Current)	Cayman Islands
Proelectrica Sub III, Co. Ltd. (Current)	Cayman Islands
Proelectrica Sub IV, Co. Ltd. (Current)	Cayman Islands
Proelectrica Sub V, Co. Ltd. (Current)	Cayman Islands
QST Enterprises Inc. (Current)	Illinois
Riverside Canal Power Company (Current)	California
San Francisco Energy Company, L.P. (Current)	Delaware
Semipalatinsk Electricity Transportation Company Closed Joint Stock Company	Kazakhstan
Servicios EDC, C.A. (Current)	Venezuela
SFS Corporation (Current)	New Hampshire
Shazia S.R.L. (Current)	Argentina
Sino-American Energy, Inc. (Current)	British Virgin Islands

Sociedad Anonima Domestica de Gas Domegas (Current)	Venezuela
Sociedad Electrica Santiago S.A. (Current)	Chile
Somerset Railroad Corporation (Current)	New York
Southern Electric Brazil Participacoes, Ltda. (Current)	Brazil
Star Natural Gas Company (Current)	Delaware
Store Heat and Produce Energy, Inc. (Current)	Indiana
Suffolk Power I, L.L.C. (Current)	Delaware
Sycamore Ridge Co., L.L.C. (Current)	Delaware
Tau Power BV (Current)	The Netherlands
TD Communications Holdings (Current)	Cayman Islands
TDC Colombia, S.A. (Current)	Colombia
Telecom 2 B.V. (Current)	Netherlands
Telecom I B.V. (Current)	The Netherlands
Telematica EDC, C.A. (Current)	Venezuela
TermoAndes S.A. (Current)	Argentina
Terneuzen Cogen B.V. (Current)	The Netherlands
The AES Barry Foundation (Current)	United Kingdom
Thermendota, Inc. (Current)	California
Thermo Ecotek Corporation (Current)	Delaware
Thermo Ecotek Europe Holdings B.V. (Current)	The Netherlands
Thermo Ecotek International Holdings, Inc. (Current)	Cayman Islands
Thermo Euro Ventures, s.r.o. (Current)	??
Thermo Fuels Company, Inc. (Current)	California
ThinkAES, Inc. (Current)	Delaware
Tiete Participacoes Ltda. (Current)	Brazil
Titan Energy of Georgia, Inc. (Current)	Delaware
Totem Gas Storage Company, LLC (Current)	Colorado
Totem Power, LLC (Current)	Colorado
Transmission Management Services, L.L.C. (Current)	Delaware
United Energy Management, Inc. (Current)	Delaware
Vant Communications Ltda. (Current)	Brazil
West County Generation, LLC (Current)	Delaware
Whitefield Power and Light Company (Current)	New Hampshire
Wildwood Funding, Ltd. (Current)	Cayman Islands
Wildwood II, Ltd. (Current)	Cayman Islands
Wildwood Trust (Current)	Cayman Islands
Wuhu Shaoda Electric Power Development Co. Ltd. (Current)	China
Yangcheng International Power Generating Co. Ltd. (Current)	China
Yangchun Fuyang Diesel Engine Power Co. Ltd. (Current)	China
Zarnowicka Elektrownia Gazowa Sp.zo.o. (Current)	Poland

(1)
This list omits certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

QuickLinks

  Exhibit 21.1
Subsidiaries of The AES Corporation (1)